Exhibit 10.54

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of this October 17, 2012, is made by and between Cancer Genetics, Inc., a Delaware corporation (the “Company”), and Mark Oman (“Oman”), and John Pappajohn (“Pappajohn”) (collectively the “Investor”). The Company and the Investor are sometimes referred to herein, individually, as a “Party,” and, collectively, as the “Parties.”

WITNESSETH:

WHEREAS, the Company and the Investor have entered into a restated credit agreement, of even date herewith (the “Credit Agreement”), whereby the Investor has agreed to extend a $3,000,000 loan to the Company, as evidenced by two convertible promissory notes (collectively, the “Note”) which Note is convertible under the terms of the Credit Agreement into an aggregate of 352,941 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to adjustment as provided in the Credit Agreement; and

WHEREAS, in consideration of the Investor entering into the Credit Agreement with the Company, the Company issued warrants (the “Warrants”) to purchase in the aggregate collectively a minimum of 572,549 and a maximum of 643,139 shares of the Common Stock, subject to adjustment as provided in the Warrant Agreement, to the Investor, and the Company has agreed to provide the registration rights and other rights set forth in this Agreement with respect to the Registrable Shares (as defined below).

NOW, THEREFORE, in consideration of the premises and covenants hereafter contained, the Parties, intending to be legally bound, hereby agree as follows:

1.	Registration Rights.

1.1	Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

(a) “Business Day” shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of New York.

(b) “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

(c) “Company” shall mean Cancer Genetics, Inc., or if Investor holds any Conversion Shares issued by an entity other than Cancer Genetics, Inc., then “Company” shall also include the issuer of such Conversion Shares.

(d) “Conversion Shares” shall mean shares of Common Stock issued or issuable upon conversion of the Note or exercise of the Warrant, and including any common stock issued, or issuable, with respect to securities issued in exchange for shares of Common Stock in connection with a merger or other corporate reorganization involving Cancer Genetics, Inc.

(e) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

(f) “Holder” shall mean each holder of the Registrable Shares, or any portion of the Registrable Shares, including any person to whom the rights granted under this Agreement are transferred pursuant to Section 1.2 hereof.

(g) “Initial Public Offering” shall mean the initial underwritten sale of equity securities by the Company pursuant to an effective Registration Statement under the Securities Act.

(h) “Registrable Shares” shall mean the Conversion Shares, but shall exclude Conversion Shares (i) which have been registered under the Securities Act pursuant to an effective Registration Statement filed thereunder and disposed of in accordance with the registration statement covering them, or (ii) which have been publicly sold pursuant to Rule 144 or Rule 701 under the Securities Act.

(i) “Registration Statement” shall mean a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

(j) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under the Securities Act, as they each may, from time to time, be in effect.

1.2 Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares pursuant to this Section 1 may be assigned (but only with all related obligations of the Investor under this Agreement) by the Investor and each subsequent Holder; provided, however, that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the securities with respect to which such registration rights are being assigned.

1.3 Incidental Registration.

(a) Opportunity to Participate. Other than with respect to a Registration Statement to be filed in connection with the Company’s Initial Public Offering, at any time after a date more than 181 days after the consummation of an Initial Public Offering, and so long as not otherwise inconsistent with any Lock Up agreement given to the Company’s underwriters in the Initial Public Offering, whenever the Company proposes to file a Registration Statement (other than by a registration on Form S-4 or Form S-8, any successor forms, or any form not available for registering shares for sale to the public pursuant to a public offering or pursuant to registrations in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered) at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so and, upon the written request of a Holder or Holders given within thirty (30) days after the Company provides such notice, the Company shall use reasonable commercial efforts to cause all Registrable Shares owned by such Holders, which the Company has been requested by such Holder or Holders to register, to be registered under the Securities Act; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 1.3 without obligation to any Holder.

(b) Demand Registration. The Holders of a majority of the Registrable Shares shall be entitled to require that the Company register for their resale under the Securities Act the Registrable Shares. Such demand shall be exercisable by delivery of written notice by the Holders of a majority of Registrable Shares to the Company. Such Holders may deliver such written notice at any time; provided, however, that the obligation of the Company to file a Registration Statement shall not accrue until a date which is (i) 90 days after the completion of the Company’s merger with a public shell company pursuant to which the public shell company merges with the Company or acquires (the “Acquisition”) all of the outstanding securities of the Company in exchange for issuance of securities of the public shell company or (ii) 181 days after the consummation of the Company’s Initial Public Offering (or such later date as may be necessary to comply with the terms of the underwriting agreement to be entered into by the Company and the underwriters in connection with the Company’s Initial Public Offering and any lock up agreements any Holder has executed in favor of such underwriters). Upon receipt of any such demand notice, the Company shall use reasonable efforts to file the Registration Statement as promptly as possible, but in no event more than 60 days after receipt of such demand (subject to the completion of the Acquisition as stated above), and shall use its reasonable efforts to have such Registration Statement declared effective by the SEC as promptly as possible.

(c) Terms; Exclusions. In connection with any offering under this Section 1.3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the Holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriter selected by the Company, and then only in such quantity as will not, in the opinion of the underwriters, adversely affect the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the Holders have requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which the Holders of Registrable Shares have requested to be included, then the Company may include all securities proposed to be registered by the Company to be sold for its own account and the securities (or any portion thereof) of any other stockholder electing to participate in the offering for which registration rights with respect to such securities were granted by the Company before the date of this Agreement, and the Holders of Registrable Shares who have requested registration shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares requested to be registered; provided, however, that the number of Registrable Shares included in such underwriting shall not be reduced unless all other securities of any other stockholder electing to participate in the offering for which registration rights were granted with respect to such securities after the date of this Agreement are first excluded from the underwriting and offering. If any Holder would thus be entitled to include more shares than such Holder requested to be registered, the excess shall be allocated among other requesting Holders pro rata based upon their total ownership of Registrable Shares.

(d) Underwriting Agreement. All Holders of Registrable Shares proposing to distribute their securities in an offering under this Section 1.3 involving an underwriting shall (together with the Company and other shareholders, if any, of securities distributing their shares through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting.

1.4 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

(a) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use commercially reasonable efforts to cause that Registration Statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) the period of time required by the Commission, (ii) one hundred eighty (180) days from the effective date, or (iii) the sale of all Registrable Shares covered thereby; provided, that the Company may discontinue any registration of its securities that are not Registrable Shares (and, under the circumstances specified in Section 1.3(a), its securities that are Registrable Shares) at any time prior to the effective date of such Registration Statement;

(c) furnish to each selling Holder such reasonable number of copies of the prospectus, including each preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Holder;

(d) use commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the selling Holders shall reasonably request, and do any and all other acts that may be necessary or desirable to enable the selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Holder; provided, however, that the Company shall not be required in connection with this Section 1.4(d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

(e) notify each Holder of Registrable Shares covered by the registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Company has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each Holder of Registrable Shares agrees upon receipt of such notice forthwith to cease making offers and sales of Registrable Shares pursuant to such Registration Statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) if the offering is underwritten and at the request of any Holders of Registrable Shares, use commercially reasonable efforts to furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration:

(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such Registration Statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, and (B) to such other effect as reasonably may be requested by counsel for the underwriters or by such Holder or its counsel; and

(ii) a letter dated such date from the independent certified public accountants retained by the Company, addressed to the underwriters and to such Holder, stating that they are independent certified public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the Registration Statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

(g) make available for inspection upon reasonable notice during the Company’s regular business hours by each Holder of Registrable Shares, any underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

(h) provide a CUSIP number for all Registrable Shares covered by such Registration Statement not later than the effective date of such Registration Statement and, if applicable, provide the Company’s transfer agent with printed certificates for such Registrable Shares which are in a form eligible for deposit with the Depositary Trust Company.

In connection with each registration hereunder, each Holder of Registrable Shares shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell Registrable Shares on the basis provided in any underwriting arrangements, and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

In connection with each registration pursuant to Section 1.4 covering an underwritten public offering, the Company and each Holder agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business of such an arrangement between such underwriter and companies of the Company’s size and investment stature.

1.5 Allocation of Expenses. The Company will pay all Registration Expenses (as hereinafter defined) incurred with any registration, filing or qualification of Registrable Shares under this Agreement. For purposes of this Agreement, the term “Registration Expenses” shall mean all expenses incurred by the Company in complying with this Section 1, including without limitation, all registration and filing fees, exchange listing fees, printing expenses, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel selected by the selling Holders (not to exceed an aggregate amount of $15,000 per registration), the fees and disbursements of the Company’s accountants, state blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, transfer taxes, selling commissions and the fees and expenses of the selling Holders’ own counsel (other than the one counsel selected to represent all of the selling Holders).

1.6 Indemnification.

(a) In the event of registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will defend, indemnify and hold harmless the seller of such Registrable Shares, each of its directors, officers or partners, each underwriter (if any) within the meaning of the Exchange Act (an “Underwriter”) of such Registrable Shares and each other person, if any, who controls such seller or Underwriter within the meaning of the Securities Act or the Exchange Act (a “controlling person”) against any losses, claims, damages or liabilities, joint or several, to which such seller or Underwriter or controlling person may become subject under the Securities Act, the Exchange Act, blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal securities or state blue sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or blue sky law in connection with the offering covered by such Registration Statement; and the Company will reimburse such seller or Underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller or Underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, Underwriter or controlling person specifically for use in the preparation thereof or if such misstatement or omission was corrected in any amendment or supplement provided to a selling Holder pursuant to Section 1.4(b) and (c) and the selling Holder failed to deliver such amendment or supplement.

(b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers, each Underwriter (if any) and each controlling person, if any, of the Company or Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, any Underwriter or controlling persons may become subject under the Securities Act, Exchange Act, blue sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in such Registration Statement, or any amendment or supplement to such Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, if the statement or omission or was made or occurred in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller of Registrable Shares, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement or if such misstatement or omission was corrected in any amendment or supplement provided to such seller of Registrable Shares pursuant to Section 1.4(b) and (c) and such seller of Registrable Shares failed to deliver such amendment or supplement, or (iii) any violation or alleged violation by such seller of Registrable Shares of the Securities Act, the Exchange Act, any federal securities or blue sky law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal securities or blue sky law in connection with the offering covered by such Registration Statement; and each seller of such Registrable Shares will reimburse the Company and each such director, officer or Underwriter and each such controlling person for any legal or any other expenses reasonably incurred by the Company, such director, officer or Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the obligations of each such seller of Registrable Shares hereunder shall be limited to an amount equal to the net proceeds to each such seller of Registrable Shares sold as contemplated herein.

(c) Each Party entitled to indemnification under this Section 1.6 (the “Indemnified Party”) shall give notice to the Party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or denied); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.6 unless the failure to give such notice timely actually effects in a material manner the Indemnifying Party. The Indemnified Party may participate in such defense at such party’s expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no further obligation to indemnify an Indemnified Party shall exist in connection with either of the following situations without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld: (i) judgment entered with the consent of the Indemnified Person; or (ii) settlement of such claim or litigation. The right to indemnification in this Section 1.6 shall survive indefinitely.

1.7 Information by Holder.

(a) Each Holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

(b) Each Holder of Registrable Shares shall use reasonable efforts to report to the Company sales made pursuant to any registration of such Registrable Shares.

1.8 “Market Stand-Off” Agreement. (a) Each Holder, if requested by the Company and an underwriter of Common Stock or other securities of the Company, shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities (other than shares of Common Stock being registered in such offering) of the Company held by such Holder for a specified period of time (not to exceed one hundred eighty one (181) days) following the effective date of a Registration Statement; provided, however, that such restriction shall apply only to the Registration Statement relating to the Company’s Initial Public Offering, and shall not extend to any securities included in such Registration Statement; and provided further that all officers and directors of the Company shall agree to be bound by such restriction and the Company shall use all reasonable efforts to obtain a similar covenant from each holder of at least one percent (1%) of the outstanding capital stock of the Company. Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the market stand-off period.

(b) In addition, each Holder shall execute a Lock-Up Account in the form annexed to the Credit Agreement simultaneously with execution of this Agreement. In the event of any conflict, the Lock Up Agreement shall prevail.

2. Miscellaneous.

2.1 Termination. The registration rights granted under Section 1 herein will terminate on the earlier of: (i) with respect to all Holders, the expiration or termination date of the Warrants, or (ii) with respect to all Holders, such time as Rule 144 promulgated under the Securities Act (“Rule 144”) or another similar exemption under the Securities Act is available (assuming, with respect to the Warrant Shares, the cashless exercise provisions of the Warrant are utilized) for the sale of Registrable Shares during a three-month period without registration and without other restrictions other than those set forth in paragraphs (f) and (g) of Rule 144.

2.2 Rule 144. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements under Rule 144(c)(1) or any successor thereto.

2.3 Recapitalizations, Exchanges, etc. Except as otherwise provided in this Agreement, the provisions of this Agreement shall apply to any and all shares of capital stock or other securities of the Company or any successor or assignor of the Company (whether by merger, consolidation, sale of assets, transfer of equity interests or otherwise) which may be issued in respect of, in exchange for, or in substitution of, any Registrable Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, partial or complete liquidation, sale of assets, spin-off, stock dividend, split, distribution to stockholders or combination of the shares of Common Stock or any other change in the Company’s capital structure, in order to preserve fairly and equitably as far as practicable, the original rights and obligations of the Parties hereto under this Agreement. The Company shall use its best efforts to cause any successor or assignor (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the Holders on terms substantially the same as this Agreement as a condition of any such transaction.

2.4 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission. Every notice hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, upon transmission by facsimile and confirmed facsimile receipt.

(a)	If to the Investor at:

Attn:

with a copy to:

Attn:

(c)	If to the Company at:

Cancer Genetics, Inc.
201 Route 17 North, 2nd Floor
Rutherford, New Jersey 07070
Attention: President

with a copy to:

Lowenstein Sandler PC
65 Livingston Avenue
Roseland, New Jersey 07068
Attn: Alan Wovsaniker, Esq.

2.5 Amendments and Waiver. Unless otherwise specifically stated herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holders of a majority of Registrable Shares, which amendment or waiver, as the case may be, shall be binding on the Company and all of the Holders, if, and to the extent that, such amendment or waiver treats all Holders in the same manner. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

2.6 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

2.7 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement.

2.8 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware without regard to conflicts of law principles.

2.9 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of, the respective representatives, successors and assigns of the Parties.

2.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, each Party has executed, or caused to be executed by a duly authorized individual, this Agreement as of the date first set forth above.

COMPANY CANCER GENETICS, INC.

By:
Name: Title:

INVESTOR
John Pappajohn
Mark Oman